                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 25, 2005

        First Financial Corporation
        (Exact name of registrant as specified in its chapter)


        Indiana                           000-16759         35-1546989
        (State or other jurisdiction      (Commission       (IRS Employer
        of incorporation)                 File Number)      Identification No.)


        P.O. Box 540 , Terre Haute, Indiana            47808
        (Address of principal executive offices)       (Zip Code)

         Registrant's telephone number, including area code 812-238-6264

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         On April 25, 2005, the Registrant issued a press release reporting its financial results for the three months ended March 31, 2005. A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this item 12.

         The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 12 and shall not be deemed to be "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

         The exhibit to this report is as follows:

         Exhibit No.    Description

             99.1 Press Release, dated April 25, 2005 issued by First Financial Corporation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FIRST FINANCIAL CORPORATION
Dated   April 25, 2005
                                 /s/ Norman L. Lowery
                                 --------------------
                                 Norman L. Lowery

                                 Vice Chairman and Chief Executive Officer

Dated   April 25, 2005           /s/ Michael A. Carty
                                 --------------------
                                 Michael A. Carty

                                 Secretary/Treasurer and Chief Financial Officer

                                  Exhibit Index

Exhibit Number

     99.1           Press Release, April 25, 2005 issued by First Financial
                    Corporation